EXHIBIT 1.01(b)
                                                                ---------------


THIS WARRANT AND ANY SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

THIS WARRANT AND THE SECURITIES UNDERLYING THIS WARRANT ARE SUBJECT TO THE TRANSFER RESTRICTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE TRANSACTION DOCUMENTS (AS DEFINED IN THE PURCHASE AGREEMENT DATED AS OF THE DATE HEREOF). A COPY OF SUCH DOCUMENTS MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

Warrant No. 1                                      Number of Shares: 126,759
                                                   (subject to adjustment)
Date of Issuance: March 27, 2007


                           DUANE READE HOLDINGS, INC.

                           WARRANT TO PURCHASE SHARES
                                OF COMMON STOCK

THIS CERTIFIES THAT, for value received, OHCP DR CO-INVESTORS 2007, LLC, a Delaware limited liability company, or its permitted assigns (collectively, the "HOLDER") is entitled to subscribe for and purchase from DUANE READE HOLDINGS, INC., a Delaware corporation (the "COMPANY") 126,759 shares (the "WARRANT SHARES") of validly issued, fully paid and nonassessable common stock of the Company, par value $0.01 per share (the "COMMON STOCK"), as adjusted from time to time pursuant to the provisions of this Warrant, at the exercise price per share and subject to the terms and conditions set forth below. As used herein, the term "DATE OF GRANT" shall mean the Date of Grant listed on the signature page hereof. Capitalized terms used but not defined herein have the meanings ascribed to them in the Purchase Agreement between the Company and the Holder, dated as of March 27, 2007 (the "PURCHASE AGREEMENT").

        1.      NUMBER OF WARRANT SHARES, EXERCISE PRICE AND TERM:

                In relation to the exercise of this Warrant, the number of shares of Common Stock, the Exercise Price and the term are as set forth below:

                                                      LAST DAY TO EXERCISE
NUMBER OF SHARES       EXERCISE PRICE PER SHARE    WITH RESPECT TO THESE SHARES
----------------       ------------------------    ----------------------------
    126,759                      $75.00                   March 27, 2019

        2. WARRANT PRICE. The exercise price per share at which this Warrant may be exercised shall be as set forth in SECTION 1, and such other price as shall result, from time to time, from the adjustments specified in
SECTION 5 and is herein referred to as the "WARRANT PRICE".

        3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. Subject to the terms and conditions set forth herein, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part at any time, or from time to time, on or after the date hereof and on or prior to 5 p.m. New York City local time on March 27, 2019 (the "EXPIRATION DATE"):

                (a) by the presentation and surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as EXHIBIT 1 duly completed and executed) to the principal office of the Company and accompanied by the payment to the Company of an amount equal to the Warrant Price multiplied by the number of Warrant Shares as to which this Warrant is then being exercised by (i) cash, (ii) certified or bank check or wire transfer to an account designated by the Company (a "WIRE TRANSFER"), (iii) the cancellation by the Holder hereof of indebtedness or other obligations of the Company to such Holder of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased, or (iv) the surrender (which surrender shall be evidenced by cancellation of the Warrant represented by any Warrant certificate presented in connection with a Cashless Exercise (as defined below)) of this Warrant, and without the payment of the Warrant Price in cash or certified check in return for the delivery to the surrendering Holder of such number of shares of Common Stock equal to the number of shares of Common Stock for which such Warrant is exercisable as of the date of exercise (if the Warrant Price were being paid in cash or certified or official bank check) reduced by that number of shares equal to the quotient obtained by dividing (x) the aggregate Warrant Price to be paid by (y) the Market Price (as defined below) of one (1) share of Common Stock on the Business Day immediately preceding the day of exercise of the Warrant. An exercise of this Warrant in accordance with clause (iii) or (iv) is herein referred to as a "CASHLESS EXERCISE." "MARKET PRICE" shall mean, per share of Common Stock, on any date specified herein: (a) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security, the average of the last trading price of the Common Stock on each of the ten days immediately prior to such date; or (b) if there shall have been no trading on any such date or if the Common Stock is not so designated, the average of the reported closing bid and asked price of the Common Stock, on any such date as shown by NASDAQ and reported by any member firm of the NYSE selected by the Company; or (c) if neither (a) nor (b) is applicable, the fair market value per such share as determined by the Board of Directors of the Company in good faith.

                (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as EXHIBIT 1 duly completed and executed) to the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or Wire Transfer from the proceeds of the sale of securities to be sold by the Holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares of Common Stock then being purchased.

                The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder hereof by the Company at the Company's expense as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within such thirty
(30)-day period.

        4. STOCK FULLY PAID; RESERVATION OF SHARES. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant and from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient shares of its Common Stock for issuance on exercise of this Warrant (and reserves of shares of Common Stock issuable upon exercise of the Warrant).

        5. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                (a) DIVIDEND, SUBDIVISION, COMBINATION OR RECLASSIFICATION OF COMMON STOCK. If the Company shall, at any time or from time to time after the issuance of this Warrant but prior to the exercise hereof: (i) make a dividend or distribution on the outstanding shares of Common Stock payable in capital stock, (ii) subdivide or reclassify or reorganize its outstanding shares of Common Stock into a greater number of shares or (iii) combine or reclassify or reorganize its outstanding shares of Common Stock into a smaller number of shares, then in each such case, the number and kind of Warrant Shares purchasable upon exercise of this Warrant shall be automatically adjusted so that the Holder upon exercise hereof shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had this

Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Whenever the number of Warrant Shares purchasable upon exercise hereof is adjusted as herein provided, the Warrant Price shall be adjusted by multiplying the Warrant Price by a fraction, the numerator of which is equal to the number of shares of Common Stock purchasable prior to the adjustment and the denominator of which is equal to the number of shares of Common Stock purchasable after the adjustment. An adjustment made pursuant to this SECTION 5(A) shall become effective retroactively (A) in the case of any such dividend or distribution, on the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, combination or reclassification, on the close of business on the day upon which such corporate action becomes effective.

                (b) ISSUANCE OF COMMON STOCK OR COMMON STOCK EQUIVALENTS BELOW MARKET PRICE.

                        (i) If the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, issue or sell any shares of Common Stock or Common Stock Equivalent (as defined below) (excluding any such issuance or sale for which an adjustment is made under the foregoing SECTION 5(A)), for a price per share of Common Stock (the "NEW ISSUE Price") that is less than the Market Price as of the close of business on the last Business Day immediately prior to the announcement of such issuance (or if no such announcement is made, the record date for the determination of stockholders entitled to receive such shares of Common Stock or Common Stock Equivalents (the "RELEVANT DATE")) (treating the price per share of Common Stock, in the case of the issuance of any Common Stock Equivalent, as equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock (1) upon granting or sale of the Common Stock Equivalent, (2) upon exercise of the Common Stock Equivalent and (3) upon conversion or exchange or exercise of any convertible security issuable upon exercise of such Common Stock Equivalent), other than (x) issuances or sales for which an adjustment is made pursuant to another subsection of this SECTION 5 and (y) issuances in connection with an Excluded Transaction (as defined below), then in such event, the Warrant Price shall be reduced to the price determined by multiplying the Warrant Price in effect immediately prior to such issue date by a fraction (A) the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance calculated on a fully diluted, as converted basis PLUS the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Market Price as of the Relevant Date (or, in the case of Common Stock Equivalents, the number of shares of Common Stock which the aggregate consideration received by the Company upon the issuance of such Common Stock Equivalents and receivable by the Company upon the conversion, exchange or exercise of such Common Stock Equivalents (as calculated in accordance with this SECTION 5(B)) would purchase at the Market Price as of the Relevant Date) and (B) the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately following such issuance calculated on a fully diluted, as converted basis (I.E., including the number of additional shares of Common Stock issued or to be issued (or, in the case of Common Stock Equivalents, the maximum number of shares of Common Stock into which such Common Stock Equivalents initially may convert, exchange or be exercised)).

                        (ii) Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued, and shall become effective retroactively in the case of an issuance to the stockholders of the Company to the close of business on the record date for the determination of stockholders entitled to receive such shares of Common Stock or Common Stock
Equivalents; PROVIDED, HOWEVER, that the determination as to whether an adjustment is required to be made pursuant to this shall only be made upon the issuance of such shares of Common Stock or Common Stock Equivalents, and not upon the issuance of any security into which the Common Stock Equivalents convert, exchange or may be exercised.

                        (iii) In case at any time any shares of Common Stock or Common Stock Equivalents or any rights or options to purchase any shares of Common Stock or Common Stock Equivalents shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Common Stock Equivalents or any rights or options to purchase any Common Stock or Common Stock Equivalents shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair market value of such consideration, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith, as determined by the Board of Directors of the Company in good faith.

                        (iv)    If  from   time  to  time  any   Common   Stock
Equivalents (or any portions thereof) which shall have given rise to an adjustment pursuant to this SECTION 5(B) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such Common Stock Equivalents there shall have been an increase or decrease, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the conversion price hereunder shall be readjusted in accordance with SECTION 5(B)(I), in order to (x) eliminate from the computation any additional shares of Common Stock corresponding to such Common Stock Equivalents as shall have expired or terminated, (y) treat the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such Common Stock Equivalents as having been issued for the consideration actually received and receivable therefor and (z) treat any of such Common Stock Equivalents which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at the time.

                "COMMON STOCK EQUIVALENT" means any security or obligation which is by its terms convertible into or exchangeable or exercisable into shares of Common Stock or another Common Stock equivalent, and any option, warrant or other subscription or purchase right with respect to Common Stock. "EXCLUDED TRANSACTIONS" mean

(i) Common Stock issued upon exercise of Common Stock Equivalents outstanding as of the date hereof or issued pursuant to the Purchase Agreement, (ii) the issuance of any Warrants pursuant to the Purchase Agreement, (iii) Common Stock issued or sold in connection with a strategic transaction by the Company or any of its Affiliates, and (iv) options for Common Stock of the Company issued from time to time to directors, officers, employees or consultants of the Company and any Subsidiary pursuant to any qualified or non-qualified stock option plan, employee stock ownership plan, employee benefit plan, stock plan, or such other options, arrangements, agreements or plans intended principally as a means of providing compensation or incentive compensation for employment or services approved by the Board of Directors of the Company.

                (c) CERTAIN DISTRIBUTIONS. If the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, distribute to all holders of shares of Common Stock (including any such distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company (other than Common Stock) or another issuer or other assets (excluding dividends payable in shares of Common Stock for which adjustment is made under another paragraph of this SECTION 5) or rights or warrants to subscribe for or purchase of any of the foregoing, then, and in each such case, the Warrant Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) by multiplying the Warrant Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Market Price of the Common Stock as of the date of business on the Business Day immediately prior to the announcement of such distribution (or, if no such announcement is made, the record date for the determination of the stockholders entitled to receive such distribution) less the then fair market value (as determined in good faith by the Board of Directors) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Common Stock and (y) the denominator of which shall be the Market Price of the Common Stock immediately prior to the date determined pursuant to clause (x) above (but such fraction shall not be greater than one); PROVIDED, HOWEVER, that no adjustment shall be made with respect to any distribution of rights or warrants to subscribe for or purchase securities of the Company if the Holder would otherwise be entitled to receive such rights or warrants upon the exercise of this Warrant. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to the close of business on the record date for the determination of stockholders entitled to receive such distribution).

                (d) OTHER CHANGES. If the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in any of Section 5(a) through
(C) above (but not including any action described in any such section) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Warrant Price as a result of such action, then, and in each such case, the Warrant Price shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Holders).

                (e) RIGHTS. The rights applicable to the shares of Common Stock purchasable hereunder are set forth in the Company's Certificate of Incorporation, as amended through the Date of Grant, a true and complete copy of which has been supplied to the holder of this Warrant (the "CHARTER"). Following the initial public offering of shares of Common Stock, the Company shall promptly provide the holder hereof with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

                (f) NO ADJUSTMENTS. Notwithstanding anything herein to the contrary, no adjustment under this SECTION 5 need be made to the Warrant Price or the number of shares of Common Stock purchasable hereunder if the Company receives written notice from all the Holders that no such adjustment is required.

        6. CERTIFICATE OF ADJUSTMENTS. Whenever the Warrant Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to
SECTION 5 hereof, the Company shall deliver a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to SECTION 12 hereof, by internationally recognized overnight courier, specifying next day delivery) to the Holder of this Warrant. In addition, whenever the conversion price or conversion ratio of the shares of Common Stock shall be adjusted, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the shares of Common Stock after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to SECTION 12 hereof, by internationally recognized overnight courier, specifying next day delivery) to the Holder of this Warrant.

        7. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

        8. NOTICE OF PROPOSED ACTIONS. Following the initial public offering of shares of Common Stock, in the event the Company proposes at any time or from time to time (a) to declare or pay any dividend payable in stock or to make any other distribution to the holders of the shares of Common Stock (other than a regularly scheduled cash dividend), (b) to offer to the holders of the shares of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any combination, reorganization or reclassification of its Common Stock, (d) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of the property, assets or business of the Company (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to take any other action that would require a vote of the Company's stockholders, then, in each such case, the Company shall give to the Holder, in accordance with SECTION 12, a written notice of such proposed action, which shall specify (i) the record date for the purposes of such stock dividend, distribution of rights or warrants or vote of the stockholders of the Company, or if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution of rights or warrants, or vote is to be determined, or
(ii) the date on which such combination, reorganization, reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is expected to become effective, and such notice shall be so given as promptly as possible but in any event at least twenty (20) Business Days prior to the applicable record, determination or effective date specified in such notice.

        9. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment.

        10. RIGHTS AS STOCKHOLDERS; INFORMATION. Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        11. TRANSFER. Subject to any restrictions on transfer contained in the Purchase Agreement and referred to in the legends endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof upon surrender of this Warrant with a properly executed Form of Assignment, attached hereto as EXHIBIT 2, at the principal office of the Company. Upon any partial transfer, the Company will at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred.

        12. NOTICES. Except as provided for in SECTION 6, wherever provision is made in this Warrant for the giving of any notice, such notice shall be in writing and shall be delivered personally to such party, or sent by facsimile transmission or overnight courier, in each case to the addresses or facsimile telephone numbers set forth as follows:

                          If to the Company:

                                  Duane Reade Holdings, Inc.
                                  440 Ninth Avenue
                                  New York, NY 10001
                                  Attn:  General Counsel
                                  Fax:   (212) 594-0832

                          If to the Holder:

                                  OHCP DR Co-Investors 2007, LLC
                                  c/o Oak Hill Capital Partners, L.P.
                                  717 Fifth Avenue, 12th Floor
                                  New York, NY 10022
                                  Attn:  John R. Monsky, Esq.
                                  Fax:   (212) 527-8490

or to such other address, in any such case, as any party hereto shall have last designated by notice to the other party. Notice shall be deemed to have been given on the day that it is so delivered personally or sent by facsimile transmission and the appropriate confirmation of successful transmission is received. If sent by overnight courier, notice shall be deemed to have been given the next Business Day after such communication is sent to the specified address. The Holder may change their address for notices by giving written notice of such change to the Company.

        13. LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the Holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will, at its expense, make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

        14. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

        15. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with, the laws of the State of Delaware without reference to conflict of law principles.

        16. AMENDMENT. Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Holder or, if there is more than one Holder, the holders of Warrants to purchase a majority of the Warrant Shares.

        17. REMEDIES. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the Holder hereof (in the case of a breach by the Company), or the Company (in the case of a breach by Holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

        18. SEVERABILITY. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

        19. WAIVER OF JURY TRIAL. THE COMPANY AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS WARRANT OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS WARRANT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE COMPANY AND THE HOLDER.

        20. CONSENT TO JURISDICTION. The Company hereby irrevocably consents to the exclusive jurisdiction of the courts of the State of New York and of any Federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant or any document or instrument delivered pursuant hereto.

        21. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any prior understanding or agreement (oral or written) concerning such subject matter. This Warrant (together with the Transaction Documents (as defined in the Purchase Agreement)) constitutes the entire agreement among the parties with respect to the transactions contemplated hereby and by the other Transaction Documents, and supersedes any prior understanding or agreement (oral or written) concerning such transactions.


                            [SIGNATURE PAGE FOLLOWS]

                In witness whereof, the Company has caused this Warrant to be duly executed on this 27th day of March, 2007.


                                             DUANE READE HOLDINGS, INC.


                                             By: /s/ Michelle D. Bergman
                                                 ---------------------------
                                                 Name:  Michelle D. Bergman
                                                 Title: Senior Vice President
                                                        and General Counsel



Date of Grant: March 27, 2007

                                                                      EXHIBIT 1
                                                                      ---------

                                   [FORM OF]
                          ELECTION TO PURCHASE SHARES

                The undersigned hereby irrevocably elects to exercise the Warrant to purchase [____] shares of fully paid and nonassessable common stock ("Common Stock") of DUANE READE HOLDINGS, INC. (the "Company") and hereby [makes payment of $[______] therefor] [or] [makes payment therefor by the surrender pursuant to Section 3 of a portion of the Warrant with respect to [_____] shares]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:


ISSUE TO:

Name:    _______________________________

Address: ______________________________________________________________________

Social Security Number (or other Identifying Number): _________________________

DELIVER TO:

Name:    _______________________________

Address: ______________________________________________________________________

                If the number of shares of Common Stock purchased hereby is less than the number of shares covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not purchased be issued and delivered as follows:


ISSUE TO:

Name:    _______________________________

Address: ______________________________________________________________________

Social Security Number (or other Identifying Number): _________________________

DELIVER TO:

Name:    _______________________________

Address: ______________________________________________________________________

Dated:   _______________________________


                                                [NAME OF HOLDER]



                                                By: ___________________________
                                                    Name:
                                                    Title:

                                                                      EXHIBIT 2
                                                                      ---------


                                   [FORM OF]
                                  ASSIGNMENT

                FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase shares of fully paid and nonassessable common stock (the "COMMON STOCK") of DUANE READE HOLDINGS, INC. (the "COMPANY") represented by Warrant No. 1, dated March 27, 2007, with respect to the number of shares set forth below:

NAME OF ASSIGNEE                      ADDRESS                    NO. OF SHARES
----------------                      -------                    -------------











and does hereby irrevocably constitute and appoint any officer of the Company to make such transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

Dated:________________


                                                [NAME OF HOLDER]



                                                By: ___________________________
                                                    Name:
                                                    Title: